APOLLO Topline Results October 19, 2026 Exhibit 99.2

Disclaimer and FLS This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, express or implied statements regarding Disc’s expectations with respect to its preclinical studies, clinical trials and research and development programs, in particular with respect to bitopertin, selcodebart (DISC-0974) and DISC-3405, and any developments or results in connection therewith; projected timelines for the initiation and completion of its clinical trials, anticipated timing of release of data, and other clinical and commercial readiness activities; the registrational pathway for bitopertin, including the projected timeline for an NDA resubmission and the timing of an FDA decision; anticipated discussions with regulatory agencies; Disc’s expectations with respect to the potential launch and commercialization of bitopertin, if approved; the potential therapeutic benefits of bitopertin as a treatment for EPP, if approved; the market and potential opportunities for bitopertin, selcodebart and DISC-3405; the potential of Disc’s development programs in new indications; and the time period over which Disc’s capital resources will be sufficient to fund its anticipated operations. The use of words such as, but not limited to, “believe,” “expect,” “estimate,” “project,” “intend,” “future,” “potential,” “continue,” “may,” “might,” “plan,” “will,” “should,” “seek,” “anticipate,” or “could” or the negative of these terms and other similar words or expressions that are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on Disc’s current beliefs, expectations and assumptions regarding the future of Disc’s business, future plans and strategies, clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Disc may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and investors should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements as a result of a number of material risks and uncertainties including but not limited to: the adequacy of Disc’s capital to support its future operations and its ability to successfully initiate and complete clinical trials; the nature, strategy and focus of Disc; the difficulty in predicting the time and cost of development of Disc’s product candidates; Disc’s plans to research, develop and commercialize its current and future product candidates; the timing of initiation of Disc’s planned preclinical studies and clinical trials; the timing of the availability of data from Disc’s clinical trials; Disc’s ability to identify additional product candidates with significant commercial potential and to expand its pipeline in hematological diseases; the timing and anticipated results of Disc’s preclinical studies and clinical trials and the risk that the results of Disc’s preclinical studies and clinical trials may not be predictive of future results in connection with future studies or clinical trials and may not support further development and marketing approval; the content and timing of decisions made by the FDA and other regulatory authorities; and the other risks and uncertainties described in Disc’s filings with the Securities and Exchange Commission, including in the “Risk Factors” section of Disc’s Annual Report on Form 10-K for the year ended December 31, 2025, and in subsequent Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date on which it was made. None of Disc, nor its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law.

Bitopertin, selcodebart, and DISC-3405 are investigational agents and are not approved for use as therapies in any jurisdiction worldwide

Opening Remarks & Thank You

APOLLO Topline Results: Key Takeaways APOLLO met both prespecified co-primary endpoints and all secondary endpoints, demonstrating statistically significant reduction in PPIX, improvement in light tolerance, and other clinical benefits Reduction in incidence rate of phototoxic reactions vs. placebo Increase in average monthly total time in light without pain during month 6 vs. placebo Improvement in cumulative total time in light and average daily sunlight exposure time to prodrome Based on these results, Disc plans to resubmit an NDA to the FDA by end of 2026 Co-Primary Efficacy Endpoints Targets EPP pathophysiology: More time in light with improved light tolerance: Well-characterized safety and tolerability: Previously studied in >4,000 clinical trial participants across development history with no new safety signals in APOLLO Patient friendly, once daily oral presentation 97% rollover to HELIOS long-term extension trial Fewer pain events: Reduction in whole blood PPIX vs. placebo Improvement in PGIC and PGIS scores vs. placebo Improvement in how patients felt: EPP=Erythropoietic Protoporphyria; PPIX=Protoporphyrin IX; PGIC=Patient Global Impression of Change; PGIS=Patient Global Impression of Severity; NDA=New Drug Application; FDA=Food and Drug Administration

Opening Remarks & EPP Overview John Quisel, JD, PhD, Chief Executive Officer APOLLO Topline Data Review Will Savage, MD, PhD, Chief Medical Officer EPP Market Opportunity Pamela Stephenson, Chief Commercial Officer Closing Remarks and Q&A Session John Quisel, JD, PhD, Chief Executive Officer Agenda

Erythropoietic Protoporphyria (EPP) Rare, debilitating and lifelong condition characterized by extreme pain and damage to the skin caused by light, as well as potential hepatobiliary complications and psychosocial impacts Genetic condition caused by defective heme biosynthesis – deficient enzyme ferrochelatase Lifelong and presents in early childhood Caused by accumulation of toxic metabolite PPIX X-Linked Protoporphyria (XLP), mechanistically similar disease, also PPIX-related Debilitating and potentially life-threatening Skin: severe, disabling pain attacks (days), edema, burning Hepatobiliary disease: gallstones, liver dysfunction or failure Psychosocial well-being (fear, anxiety) and development No cure or disease-modifying treatment Avoid sun / light, protective clothing, window tinting, Zn/Ti Oxide One FDA-approved agent, afamelanotide, a surgically-implanted tanning agent Sources: Deybach et al (2009) Orphanet Journal of Rare Diseases; American Porphyria Foundation; Dickey et al (2021) Genet. Med.; Trinity Life Sciences; Komodo Claims Data (2016-2022); Balwani et al, JAMA Dermatology, 2017 Healthy liver EPP liver

APOLLO

APOLLO trial overview


Screening
(16-28 Days)
1:1
Randomization to
bitopertin or placebo
Bitopertin 60 mg
Placebo
Screen
Day 1
Day 2
Day 15 (phone)
Day 29
Day 43
Day 85
Day 113
Day 141
Day 169 (EOS*)
= Study visit
* Participants who complete Day 169 of APOLLO are eligible to continue to receive bitopertin in the HELIOS study; those who do not opt to continue to HELIOS will have a 4-week safety follow up visit

Study Design

- Global, randomized, **double-blind, placebo-controlled Phase 3** study
- 6-month treatment period with once-daily bitopertin **60 mg or placebo**
- **183 participants** across US, UK, EU, Canada, and Australia

Trial Population

- Adults and adolescents aged ≥12 years with EPP or XLP
- Stratified by baseline light tolerance and geography

Study Efficacy Endpoints*

- **Co-Primary:** Average monthly total time in light without pain between 10:00am and 6:00pm during month 6 of treatment; percent change from baseline in whole blood metal-free PPIX after 6 months of treatment
- **Secondary:** Incidence rate of phototoxic reactions; cumulative total pain-free time in sunlight; change from baseline in average daily sunlight exposure time to prodrome

*Safety and tolerability was also a primary objective

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a Season corresponding to the last month on study with adjustments for northern and southern hemispheres Baseline Characteristics Bitopertin (n=91) Placebo (n=92) Characteristic Mean Age, years 35.8 38.4 Age <18, n (%) 14 (15%) 20 (22%) Female, n (%) 54 (59%) 53 (58%) White, n (%) 81 (89%) 85 (92%) EPP, n (%) 85 (93%) 86 (93%) XLP, n (%) 6 (7%) 6 (7%) Baseline PPIX, Mean ± SD (ng/mL) 9057 ± 5359 9660 ± 7068 Baseline Average Daily Light Exposure, Mean ± SD (hr) 0.9 ± 0.9 0.8 ± 1.1 Time to Prodrome, n (%) < 30 min 45 (49%) 46 (50%) ≥ 30 min 46 (51%) 46 (50%) Geography, n (%) US 40 (44%) 42 (46%) Ex-US 51 (56%) 50 (54%) North 66 (73%) 66 (72%) South 25 (28%) 26 (28%) Seasonality, n (%)a Spring/Summer 47 (52%) 46 (50%) Fall/Winter 44 (48%) 46 (50%) a Season corresponding to the last month on study with adjustments for northern and southern hemispheres

APOLLO Met Co-Primary Endpoints

Bitopertin significantly reduced whole blood metal-free PPIX (p<0.0001) and increased average total time in light without pain during month 6 of treatment (p=0.0010) relative to placebo

PPIX Reduction at Month 6



Bitopertin
(n=91)
Placebo
(n=92)
Change in PPIX (%)
0
-10
-20
-30
-40
-50
-60
-45.8
-4.4
-41.4% vs placebo
p<0.0001

Average Total Time in Light During Month 6*



+12.2 hr vs placebo
p=0.0010
Monthly Total Time in Light (hr)
50
40
30
20
41.1
28.9
Bitopertin
(n=91)
Placebo
(n=92)

*Total daily sunlight exposure from 10:00am to 6:00pm on days without pain from a phototoxic reaction averaged over monthly (28-day) intervals and analyzed using MMRM to compare bitopertin vs placebo. Average baseline time in light over 14-day screening period: 11.4 hr for bitopertin and 10.7 hr for placebo.

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Secondary Endpoint: Phototoxic Reactions Bitopertin significantly decreased the incidence rate of phototoxic reactions by 71% relative to placebo (IRR=0.29, p<0.0001) p<0.0001 IRR: Incidence rate ratio for new phototoxic reactions over the 6 month treatment period analyzed using a negative binomial regression model with the natural logarithm of the exposure time (in weeks) as an offset.

Secondary Endpoint: Cumulative Time in Light Bitopertin significantly increased cumulative total time in light without pain over the 6-month treatment period relative to placebo (p<0.0001) p<0.0001 Total daily sunlight exposure from 10:00am to 6:00pm on days without pain summed over the 6 month treatment period and analyzed using an analysis of covariance model to compare bitopertin vs placebo. Data plotted are LS Means ± standard error.

Secondary Endpoint: Time to Prodrome at 6 Months (Adults Only)

Bitopertin significantly increased change from baseline in the average daily sunlight exposure time to prodrome by 56 minutes relative to placebo (p=0.0077)



p=0.0077
Change from Baseline in Time to Prodrome (min)
150
100
50
0
107.2
51.2
Bitopertin
(n=77)
Placebo
(n=72)

Time to prodrome data from weekly sunlight exposure challenges (adults only) were averaged over a 2-week period, including cumulative time in sunlight for challenges where the participant did not report a prodrome, and were analyzed using MMRM to compare bitopertin vs placebo.

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Safety Favorable safety and tolerability profile across adults and adolescents with no new safety signals identified APOLLO reinforces a well-characterized safety and tolerability profile in >4,000 clinical trial participants across bitopertin’s development history, with favorable long-term safety up to 2.5+ years exposure across the Disc EPP development program Placebo (n=92) Bitopertin (n=91) Any TEAE 69 (75%) 77 (85%) Grade 3 TEAE 3 (3%) 6 (7%) Study discontinuation due to AE 0 0 SAE 2 (2%) 1 (1%) Common TEAEs (reported in ≥10% all participants) Dizziness 10 (11%) 45 (50%) Headache 19 (21%) 15 (17%) Nausea 10 (11%) 18 (20%) Fatigue 6 (7%) 15 (17%) No study discontinuations for any reason in the bitopertin group Dizziness was generally transient and generally occured upon initiation of treatment; all mild/moderate, as observed in AURORA

Targets underlying EPP & XLP pathophysiology >41% reduction in PPIX vs. placebo Bitopertin emerging therapeutic profile in EPP and XLP Focused on the needs of patients More time in the sun Significant, 12.2 hr increase in time in light during month 6 and 56 min increase in time to prodrome vs. placebo Fewer phototoxic reactions 71% reduction in incidence rate of phototoxic reactions vs. placebo Patients felt better Significant improvement in PGIC* (p<0.0001) and PGIS* (p<0.0001) vs. placebo Well-characterized safety and tolerability profile >4,000 clinical trial participants across development history Daily oral Patient-friendly presentation *p<0.0001 at D169 by ordinal logistic regression of all Patient Global Impression of Change (PGIC) score / Patient Global Impression of Severity (PGIS) score data

Opening Remarks & EPP Overview John Quisel, JD, PhD, Chief Executive Officer APOLLO Topline Data Review Will Savage, MD, PhD, Chief Medical Officer EPP Market Opportunity Pamela Stephenson, Chief Commercial Officer Closing Remarks and Q&A Session John Quisel, JD, PhD, Chief Executive Officer Agenda

EPP: Well-defined rare disease population

Patient population defined by claims analysis and validated by real-world evidence

Prevalence of EPP Patients in the US


~ 20K
PREDICTED GENETIC PREVALENCE
~ 14K
DIAGNOSED PATIENTS
Age 12+
~ 6K
ENGAGED PATIENTS

Epidemiology

Real world prevalence of hepatobiliary complications in EPP matches evidence of liver/biliary issues in claims population

Field Outreach

Through initial outreach, Disc field teams have validated patient numbers among top accounts

Real-World Behaviors

Analysis of real-world / online activity on key topics related to EPP corroborates patient engagement levels predicted by claims analysis

Source: Trinity Life Sciences; Komodo Claims Data (2016-2022)

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Account Profiling Disease State Education Patient Validation PPIX Testing Program Driving informed EPP awareness Identifying Regional Opinion Leaders (ROL) Engaged top porphyria centers Prioritized top community accounts Validated EPP opportunity at high-volume accounts Targeting launch Nov. 2026 Commercial priorities Focus on building EPP awareness, deepening market understanding, and addressing unmet needs

Opening Remarks & EPP Overview John Quisel, JD, PhD, Chief Executive Officer APOLLO Topline Data Review Will Savage, MD, PhD, Chief Medical Officer EPP Market Opportunity Pamela Stephenson, Chief Commercial Officer Closing Remarks and Q&A Session John Quisel, JD, PhD, Chief Executive Officer Agenda

Next steps for bitopertin in EPP NDA resubmission planned by end of 2026 based on APOLLO data; FDA decision anticipated by mid 2027 Planning to present detailed data with additional insights from APOLLO during an upcoming medical conference HELIOS open-label extension study ongoing for patients rolled over from BEACON, AURORA, and APOLLO Continuing site activation and enrollment in the Expanded Access Program (EAP) for bitopertin for eligible patients with EPP and XLP in the US and other select countries Continuing commercial readiness efforts with focus on disease education, account profiling, and patient validation

Disc Medicine: Built for Sustainable Growth Three programs addressing blockbuster markets with significant potential for expansion $2B+ EPP US Addressable Market $4B+ MF Anemia US Addressable Market Bitopertin Positive APOLLO Topline NDA resubmission to FDA expected by end of 2026 DISC-3405 Initial POC Established RESTORE-PV update and initial SCD data expected by end of 2026 EPP: Debilitating disease with high unmet need and defined patient population Data support differentiated profile for EPP Selcodebart POC Established Additional MF data and Phase 3 plans expected by end of 2026 Potential to be the primary therapy to address anemia across all MF patient types Significant opportunity in anemias of inflammation, beginning with IBD Potential for a differentiated profile within large addressable PV market Additional indications like SCD have potential to be additive blockbuster opportunities $7B+ PV US Addressable Market MF=Myelofibrosis; IBD=Inflammatory bowel disease; PV=Polycythemia vera; SCD=Sickle cell disease

Q&A We extend our deepest gratitude to the patients and families, investigators, and advocates whose commitment and partnership have been instrumental in raising awareness of EPP and advancing this program Brady Living with EPP Mary and Gia Mother caring for daughter with EPP